UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): DECEMBER 5, 2023

RYDER SYSTEM, INC.

(Exact name of registrant as specified in its charter)

Florida	1-4364	59-0739250
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11690 NW 105th Street Miami, Florida	33178
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 500-3726

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	R	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Trustee Change

On December 5, 2023, Ryder System, Inc. (the “Company”) entered into an Agreement of Resignation, Appointment and Acceptance (the “Agreement”) with The Bank of New York Mellon Trust Company, N.A., as resigning trustee (the “Resigning Trustee”), and U.S. Bank Trust Company, National Association, as successor trustee (the “Successor Trustee”), effective as of December 18, 2023, with respect to: (i) the Indenture dated as of October 3, 2003 and (ii) the Indenture dated May 1, 1987 (collectively, the “Indentures”).

Pursuant to the Agreement, the Company accepted the resignation of the Resigning Trustee and appointed the Successor Trustee to act as trustee under the Indentures. The Agreement provides, among other things, that the Resigning Trustee assigns, transfers, delivers and confirms to the Successor Trustee all right, title and interest in and to the trust and all rights, privileges, responsibilities, powers, trusts, obligations and duties under the Indentures, and the Successor Trustee accepts its appointment as trustee under the Indentures and accepts all the rights, title, interests, capacities, privileges, responsibilities, powers, trusts and duties set forth in the Indentures.

The address of the corporate trust office for the Successor Trustee is 225 E. Robinson Street, Ste. 250, Orlando, Florida 32801.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the Agreement, which is filed as Exhibit 4.1 hereto, and is incorporated by reference herein.

Item 9.01(d)	Exhibits

Exhibit 4.1	Agreement of Resignation, Appointment and Acceptance, dated as of December 18, 2023, by and among Ryder System, Inc., as issuer, U.S. Bank Trust Company, National Association, as successor trustee, and The Bank of New York Mellon Trust Company, N.A., as resigning trustee.

Exhibit 104	Cover Page Interactive Data File – (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 8, 2023	RYDER SYSTEM, INC. (Registrant)

	By:	/s/ Robert D. Fatovic
Robert D. Fatovic Executive Vice President, Chief Legal Officer and Corporate Secretary